UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-02857
                                    811-21434

Name of Fund:  Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
               Master Core Bond Portfolio of Master Bond Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
March 31, 2006


Core Bond Portfolio
Of Merrill Lynch Bond Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



We are pleased to present to you the management team of

       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


The Fund is managed by a team of investment professionals comprised of John Burger, James Pagano, Patrick Maldari and Frank Viola. This management team is jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. John Burger has been Managing Director of the Investment Adviser since 2004 and was Director at the Investment Adviser from 1998 to 2004 and a portfolio manager thereof since 1992. Patrick Maldari has been Managing Director of the Investment Adviser since 2000 and was Director at the Investment Adviser from 1997 to 2000 and has been a portfolio manager thereof since 1987. James J. Pagano has been Director of the Investment Adviser since 2004 and was Vice President of the Investment Adviser from 1997 to 2004 and a portfolio manager thereof since 2001. Frank Viola has been Managing Director and head of the Structured Products Investment Team at the Investment Adviser since 2003 and has been a portfolio manager thereof since 1997.


Table of Contents                                                  Page

A Letter From the President                                           2
A Discussion With Your Fund's Portfolio Managers                      4
Announcement to Shareholders                                          6
Performance Data                                                      6
Disclosure of Expenses                                                8
Core Bond Portfolio Financial Statements                              9
Core Bond Portfolio Financial Highlights                             12
Core Bond Portfolio Notes to Financial Statements                    17
Portfolio Information                                                20
Master Core Bond Portfolio Schedule of Investments                   21
Master Core Bond Portfolio Financial Statements                      32
Master Core Bond Portfolio Financial Highlights                      34
Master Core Bond Portfolio Notes to Financial Statements             35
Disclosure of Investment Advisory Agreement                          39
Officers and Directors/Trustees                                      42



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



A Discussion With Your Fund's Portfolio Managers


We maintained a relatively conservative approach throughout the period, looking primarily to our yield curve positioning and duration profile as the key drivers of relative performance.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2006, Core Bond Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of -.23%, -.49%, -.51%, -.11% and -.35%, respectively. For the same period, the benchmark
Lehman Brothers Aggregate Bond Index returned -.06%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.)

The Portfolio generally provided competitive returns in what was a challenging period for fixed income markets. Performance during the six-month period was driven primarily by our duration profile and yield curve strategy. We positioned the portfolio for a flattening yield curve, expressed largely through an underexposure to the two-year - five-year sector of the curve and an above-average position in the 30-year area. Because bond prices move in the opposite direction of yields, our strategy was successful as short-term yields rose more than long-term yields. From September 2005 to March 2006, the yield curve flattened approximately 34 basis points (.34%) between the two-year and 30-year sectors, with the two-year yield increasing 64 basis points and the 30-year yield rising 32 basis points. At period-end, the two-year Treasury note had a yield of 4.82% while the recently reissued 30-year bond had a yield of 4.90%.

In terms of duration, we remained short overall but began to limit that bias somewhat as long-term yields failed to rise as anticipated and the Federal Reserve Board (the Fed) approached its desired "neutral" federal funds target. However, despite speculation in late 2005 that a pause was imminent, the Fed advanced its monetary tightening policy uninterrupted, bringing the short-term interest rate target to 4.75%. Long-term interest rates, which had remained relatively low for some time, moved decisively higher in March. Thus, although our short duration bias was a positive, an even shorter duration would have been more beneficial under the prevailing conditions. One final note on interest rates and the yield curve - since the start of the new year, we have seen the curve invert intermittently for the first time in more than five years with short-term issues offering higher yields than long-term issues.

In terms of specific fixed income sectors, we maintained a neutral-to-slightly underweight position in corporate bonds and mortgages, a strategy that benefited performance compared to the benchmark. Coupon income in these sectors lagged historical norms during the period, and we were concerned that mortgages might underperform in a flattening yield curve environment. Conversely, we overweighted structured products, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), a move that enhanced performance as these sectors offered 20 basis points and 37 basis points, respectively, of excess yield compared to Treasury issues. Detracting from the Portfolio's total return was exposure to Treasury Inflation Protected Securities (TIPS), a position we added and eliminated during the period as it did not perform as expected in our allotted investment time frame.


What changes were made to the Portfolio during the period?

We did not make any meaningful changes to the Portfolio or our strategy over the past six months. In March, the Treasury curve steepened by 20 basis points between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and served to support the short end as the long end normalized. This prompted us to remove some of our curve flattening bias and to take steps toward a more neutral duration profile. We would consider adopting a curve steepening stance should the Fed give a clear indication of a pause, and perhaps even an easing, in monetary policy in the second half of the year.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Credit spreads remained tight in the corporate sector, causing us to maintain an underweight position, as there was little additional yield to be gained in exchange for the risk involved. At period-end, 23.7% of the Portfolio's net assets was invested in investment grade corporate bonds, little changed from six months ago. Approximately 1% was invested in non-investment grade bonds, compared to 0.4% six months ago. We continue to look for opportunities to become more aggressive and add to these securities in an effort to enhance yield for our shareholders. Along the corporate curve, we emphasized the 30-year sector while de-emphasizing the 10-year sector.

As was the case six months ago, we remained overweight in high-quality spread sectors. We increased exposure to CMBS by approximately 5%, bringing our exposure to nearly 10% of net assets at period-end. We traded down in quality from AAA to AA in an effort to enhance yield as spreads tightened, but are looking to reverse that trade going forward. We maintained our position in ABS at 5% of net assets. CMBS and ABS are high-quality sectors with the potential to generate additional yield for the portfolio and, as such, offer a good risk/reward profile, in our view.


How would you characterize the Portfolio's position at the close of the period?

We believe the Fed will raise the target federal funds rate at its next meeting in May, and perhaps pause thereafter. As we have said in previous reports, we expect economic growth to cool in the face of a weakening housing market and high energy prices, all of which are expected to put a damper on the consumer and its support of the market. A slowdown in economic activity should help to calm some of the inflationary fears propagated by the Fed. While this gives us reason for optimism, we believe a relatively conservative approach is warranted amid the current economic uncertainty.

This conservative approach includes a fairly neutral duration and a focus on higher-quality issues, including CMBS, ABS and investment grade corporate bonds. We remain cautious in our approach to the corporate sector, selectively adding individual credits without exposing the Portfolio to too much risk. In a mid-cycle economic slowdown, combined with a steepening Treasury curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well on a relative basis. Overall, we continue to monitor Fed language and economic data and stand ready to adjust our strategy as conditions warrant.


John Burger
Vice President and Portfolio Manager


Patrick Maldari
Vice President and Portfolio Manager


James J. Pagano
Vice President and Portfolio Manager


Frank Viola
Vice President and Portfolio Manager


April 6, 2006



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors/ Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Performance Data


About Fund Performance


Investors are able to purchase shares of the Portfolio through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Investment Adviser waived a portion of its fee. Without such waiver, the Portfolio's performance would have been lower.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Performance Data (concluded)

Recent Performance Results

                                                6-Month          12-Month          10-Year        Standardized
As of March 31, 2006                          Total Return     Total Return      Total Return     30-day Yield
Core Bond Portfolio Class A Shares*              -0.23%           +1.58%            +66.85%           4.00%
Core Bond Portfolio Class B Shares*              -0.49            +0.97             +58.46            3.63
Core Bond Portfolio Class C Shares*              -0.51            +1.00             +57.76            3.58
Core Bond Portfolio Class I Shares*              -0.11            +1.75             +71.06            4.42
Core Bond Portfolio Class R Shares*              -0.35            +1.24             +63.61            3.91
Lehman Brothers Aggregate Bond Index**           -0.06            +2.26             +83.98             --
ML U.S. Corporate Master Index***                -0.59            +1.81             +91.36             --

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

 ** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

*** This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.



Average Annual Total Return


                                    Return Without      Return With
                                     Sales Charge      Sales Charge**
Class A Shares*

One Year Ended 3/31/06                   +1.58%             -2.48%
Five Years Ended 3/31/06                 +4.54              +3.69
Ten Years Ended 3/31/06                  +5.25              +4.82

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                        Return             Return
                                     Without CDSC       With CDSC**
Class B Shares*

One Year Ended 3/31/06                   +0.97%             -2.94%
Five Years Ended 3/31/06                 +4.00              +3.65
Ten Years Ended 3/31/06                  +4.71              +4.71

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return             Return
                                     Without CDSC       With CDSC**
Class C Shares*

One Year Ended 3/31/06                   +1.00%             +0.03%
Five Years Ended 3/31/06                 +3.94              +3.94
Ten Years Ended 3/31/06                  +4.66              +4.66

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 3/31/06                                      +1.75%
Five Years Ended 3/31/06                                    +4.80
Ten Years Ended 3/31/06                                     +5.51



Class R Shares                                             Return

One Year Ended 3/31/06                                      +1.24%
Five Years Ended 3/31/06                                    +4.39
Ten Years Ended 3/31/06                                     +5.05



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Disclosure of Expenses


Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value       October 1, 2005 to
                                                       October 1,            March 31,             March 31,
                                                          2005                  2006                  2006
Actual

Class A                                                  $1,000               $ 997.70               $4.38
Class B                                                  $1,000               $ 995.10               $6.96
Class C                                                  $1,000               $ 994.90               $7.21
Class I                                                  $1,000               $ 998.90               $3.14
Class R                                                  $1,000               $ 996.50               $5.62

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,020.51               $4.43
Class B                                                  $1,000              $1,017.92               $7.04
Class C                                                  $1,000              $1,017.67               $7.29
Class I                                                  $1,000              $1,021.76               $3.18
Class R                                                  $1,000              $1,019.27               $5.69

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.88% for Class A, 1.40% for Class B, 1.45% for Class C, .63% for Class I and 1.13% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Statement of Assets and Liabilities                                                                           Core Bond Portfolio

As of March 31, 2006
Assets

       Investment in Master Core Bond Portfolio (the "Master Portfolio"), at value
       (identified cost--$1,951,014,316)                                                                          $ 1,928,800,981
       Prepaid expenses                                                                                                   304,127
                                                                                                                  ---------------
       Total assets                                                                                                 1,929,105,108
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     2,321,992
           Other affiliates                                                                            845,080
           Distributor                                                                                 617,902
           Administrator                                                                               454,157
                                                                                               ---------------
       Total liabilities                                                                                                4,239,131
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,924,865,977
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     4,769,421
       Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    2,404,711
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    3,500,397
       Class I Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    5,941,575
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                      304,821
       Paid-in capital in excess of par                                                                             1,968,965,632
       Accumulated distributions in excess of investment income--net                           $     (190,295)
       Accumulated realized capital losses allocated from the Master Portfolio--net               (38,616,950)
       Unrealized depreciation allocated from the Master Portfolio--net                           (22,213,335)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (61,020,580)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,924,865,977
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $542,728,226 and 47,694,205 shares outstanding                             $         11.38
                                                                                                                  ===============
       Class B--Based on net assets of $273,464,457 and 24,047,108 shares outstanding                             $         11.37
                                                                                                                  ===============
       Class C--Based on net assets of $398,263,124 and 35,003,974 shares outstanding                             $         11.38
                                                                                                                  ===============
       Class I--Based on net assets of $675,714,175 and 59,415,753 shares outstanding                             $         11.37
                                                                                                                  ===============
       Class R--Based on net assets of $34,695,995 and 3,048,211 shares outstanding                               $         11.38
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Statement of Operations                                                                                       Core Bond Portfolio

For the Six Months Ended March 31, 2006
Investment Income

       Net investment income allocated from the Master Portfolio:
           Interest                                                                                               $    46,363,830
           Securities lending--net                                                                                        311,614
           Dividends                                                                                                      230,998
           Expenses                                                                                                   (1,290,327)
                                                                                                                  ---------------
       Total income                                                                                                    45,616,115
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,559,550
       Account maintenance and distribution fees--Class C                                            1,470,315
       Account maintenance and distribution fees--Class B                                            1,091,777
       Account maintenance fees--Class A                                                               706,369
       Transfer agent fees--Class I                                                                    575,567
       Transfer agent fees--Class A                                                                    496,962
       Transfer agent fees--Class C                                                                    367,153
       Transfer agent fees--Class B                                                                    289,794
       Account maintenance and distribution fees--Class R                                               77,012
       Printing and shareholder reports                                                                 64,404
       Registration fees                                                                                49,831
       Transfer agent fees--Class R                                                                     27,111
       Professional fees                                                                                17,315
       Other                                                                                             9,613
                                                                                               ---------------
       Total expenses before waiver                                                                  8,802,773
       Waiver of expenses                                                                            (636,751)
                                                                                               ---------------
       Total expenses after waiver                                                                                      8,166,022
                                                                                                                  ---------------
       Investment income--net                                                                                          37,450,093
                                                                                                                  ---------------

Realized & Unrealized Loss Allocated from the Master Portfolio--Net

       Realized loss on investments, futures contracts, swaps, foreign currency
           transactions, short sales and options written--net                                                        (20,330,105)
       Change in unrealized appreciation/depreciation on investments, futures contracts,
           swaps, foreign currency transactions and options written--net                                             (22,846,152)
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                       (43,176,257)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (5,726,164)
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Statements of Changes in Net Assets                                                                           Core Bond Portfolio
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                  March 31,        September 30,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $    37,450,093    $    54,578,615
       Realized gain (loss)--net                                                                  (20,330,105)         10,753,875
       Change in unrealized appreciation/depreciation--net                                        (22,846,152)       (23,100,353)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        (5,726,164)         42,232,137
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (13,538,946)       (18,788,805)
           Class B                                                                                 (6,189,410)       (10,552,895)
           Class C                                                                                 (7,731,412)        (8,357,501)
           Class I                                                                                (16,874,590)       (27,408,790)
           Class R                                                                                   (694,917)          (706,809)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (45,029,275)       (65,814,800)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           41,698,386        300,568,513
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (9,057,053)        276,985,850
       Beginning of period                                                                       1,933,923,030      1,656,937,180
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,924,865,977    $ 1,933,923,030
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $     (190,295)    $     7,388,887
                                                                                               ===============    ===============

             See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Financial Highlights                                                                                          Core Bond Portfolio
                                                                                         Class A

                                                        For the Six
The following per share data and ratios                 Months Ended
have been derived from information                       March 31,                  For the Year Ended September 30,
provided in the financial statements.                       2006             2005         2004++++           2003         2002
Per Share Operating Performance

       Net asset value, beginning of period            $        11.68   $        11.83   $        11.73   $    11.52   $    11.21
                                                       --------------   --------------   --------------   ----------   ----------
       Investment income--net                                   .23++            .37++            .34++        .39++          .50
       Realized and unrealized gain (loss)--net                 (.25)            (.08)              .07          .23          .31
                                                       --------------   --------------   --------------   ----------   ----------
       Total from investment operations                         (.02)              .29              .41          .62          .81
                                                       --------------   --------------   --------------   ----------   ----------
       Less dividends from investment income--net               (.28)            (.44)            (.31)        (.41)        (.50)
                                                       --------------   --------------   --------------   ----------   ----------
       Net asset value, end of period                  $        11.38   $        11.68   $        11.83   $    11.73   $    11.52
                                                       ==============   ==============   ==============   ==========   ==========

Total Investment Return**

       Based on net asset value per share                   (.23%)+++            2.46%            3.58%        5.51%        7.44%
                                                       ==============   ==============   ==============   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                             .88%*+++++        .85%+++++        .85%+++++         .85%         .84%
                                                       ==============   ==============   ==============   ==========   ==========
       Expenses                                            .94%*+++++        .92%+++++        .89%+++++         .85%         .84%
                                                       ==============   ==============   ==============   ==========   ==========
       Investment income--net                             3.99%*+++++       3.08%+++++       2.65%+++++        3.39%        4.43%
                                                       ==============   ==============   ==============   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)        $      542,728   $      563,606   $      426,393   $  484,030   $  286,726
                                                       ==============   ==============   ==============   ==========   ==========
       Portfolio turnover                              107.67%+++++++   234.92%+++++++   258.01%+++++++      287.00%      281.67%
                                                       ==============   ==============   ==============   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Portfolio converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Master
           Portfolio, which has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Aggregate total investment return.

     +++++ Includes the Portfolio's share of the Master Portfolio's allocated expenses and/or investment income--net.

   +++++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Financial Highlights (continued)                                                                              Core Bond Portfolio
                                                                                         Class B

                                                        For the Six
The following per share data and ratios                 Months Ended
have been derived from information                       March 31,                  For the Year Ended September 30,
provided in the financial statements.                       2006             2005         2004++++           2003         2002
Per Share Operating Performance

       Net asset value, beginning of period            $        11.67   $        11.83   $        11.73   $    11.52   $    11.21
                                                       --------------   --------------   --------------   ----------   ----------
       Investment income--net                                   .20++            .30++            .27++        .34++          .44
       Realized and unrealized gain (loss)--net                 (.25)            (.11)              .08          .22          .31
                                                       --------------   --------------   --------------   ----------   ----------
       Total from investment operations                         (.05)              .19              .35          .56          .75
                                                       --------------   --------------   --------------   ----------   ----------
       Less dividends from investment income--net               (.25)            (.35)            (.25)        (.35)        (.44)
                                                       --------------   --------------   --------------   ----------   ----------
       Net asset value, end of period                  $        11.37   $        11.67   $        11.83   $    11.73   $    11.52
                                                       ==============   ==============   ==============   ==========   ==========

Total Investment Return**

       Based on net asset value per share                   (.49%)+++            1.84%            3.04%        4.96%        6.89%
                                                       ==============   ==============   ==============   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                            1.40%*+++++       1.37%+++++       1.36%+++++        1.36%        1.36%
                                                       ==============   ==============   ==============   ==========   ==========
       Expenses                                           1.47%*+++++       1.44%+++++       1.47%+++++        1.36%        1.36%
                                                       ==============   ==============   ==============   ==========   ==========
       Investment income--net                             3.45%*+++++       2.54%+++++       2.14%+++++        2.94%        3.93%
                                                       ==============   ==============   ==============   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)        $      273,464   $      308,944   $      344,585   $  449,985   $  487,746
                                                       ==============   ==============   ==============   ==========   ==========
       Portfolio turnover                              107.67%+++++++   234.92%+++++++   258.01%+++++++      287.00%      281.67%
                                                       ==============   ==============   ==============   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Portfolio converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Master
           Portfolio, which has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Aggregate total investment return.

     +++++ Includes the Portfolio's share of the Master Portfolio's allocated expenses and/or investment income--net.

   +++++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Financial Highlights (continued)                                                                              Core Bond Portfolio
                                                                                         Class C

                                                        For the Six
The following per share data and ratios                 Months Ended
have been derived from information                       March 31,                  For the Year Ended September 30,
provided in the financial statements.                       2006             2005         2004++++           2003         2002
Per Share Operating Performance

       Net asset value, beginning of period            $        11.68   $        11.83   $        11.73   $    11.52   $    11.21
                                                       --------------   --------------   --------------   ----------   ----------
       Investment income--net                                   .20++            .30++            .26++        .33++          .43
       Realized and unrealized gain (loss)--net                 (.25)            (.08)              .09          .23          .31
                                                       --------------   --------------   --------------   ----------   ----------
       Total from investment operations                         (.05)              .22              .35          .56          .74
                                                       --------------   --------------   --------------   ----------   ----------
       Less dividends from investment income--net               (.25)            (.37)            (.25)        (.35)        (.43)
                                                       --------------   --------------   --------------   ----------   ----------
       Net asset value, end of period                  $        11.38   $        11.68   $        11.83   $    11.73   $    11.52
                                                       ==============   ==============   ==============   ==========   ==========

Total Investment Return**

       Based on net asset value per share                   (.51%)+++            1.88%            2.99%        4.91%        6.83%
                                                       ==============   ==============   ==============   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                            1.45%*+++++       1.42%+++++       1.39%+++++        1.42%        1.42%
                                                       ==============   ==============   ==============   ==========   ==========
       Expenses                                           1.52%*+++++       1.49%+++++       1.39%+++++        1.42%        1.42%
                                                       ==============   ==============   ==============   ==========   ==========
       Investment income--net                             3.45%*+++++       2.52%+++++       2.12%+++++        2.86%        3.85%
                                                       ==============   ==============   ==============   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)        $      398,263   $      343,060   $      188,416   $  131,739   $  110,065
                                                       ==============   ==============   ==============   ==========   ==========
       Portfolio turnover                              107.67%+++++++   234.92%+++++++   258.01%+++++++      287.00%      281.67%
                                                       ==============   ==============   ==============   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Portfolio converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Master
           Portfolio, which has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Aggregate total investment return.

     +++++ Includes the Portfolio's share of the Master Portfolio's allocated expenses and/or investment income--net.

   +++++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Financial Highlights (continued)                                                                              Core Bond Portfolio
                                                                                         Class I

                                                        For the Six
The following per share data and ratios                 Months Ended
have been derived from information                       March 31,                  For the Year Ended September 30,
provided in the financial statements.                       2006             2005         2004++++           2003         2002
Per Share Operating Performance

       Net asset value, beginning of period            $        11.67   $        11.83   $        11.73   $    11.52   $    11.21
                                                       --------------   --------------   --------------   ----------   ----------
       Investment income--net                                   .24++            .39++            .37++        .43++          .53
       Realized and unrealized gain (loss)--net                 (.24)            (.07)              .07          .22          .31
                                                       --------------   --------------   --------------   ----------   ----------
       Total from investment operations                           .00              .32              .44          .65          .84
                                                       --------------   --------------   --------------   ----------   ----------
       Less dividends from investment income--net               (.30)            (.48)            (.34)        (.44)        (.53)
                                                       --------------   --------------   --------------   ----------   ----------
       Net asset value, end of period                  $        11.37   $        11.67   $        11.83   $    11.73   $    11.52
                                                       ==============   ==============   ==============   ==========   ==========

Total Investment Return**

       Based on net asset value per share                   (.11%)+++            2.63%            3.84%        5.77%        7.71%
                                                       ==============   ==============   ==============   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                             .63%*+++++        .60%+++++        .60%+++++         .60%         .59%
                                                       ==============   ==============   ==============   ==========   ==========
       Expenses                                            .69%*+++++        .67%+++++        .68%+++++         .60%         .59%
                                                       ==============   ==============   ==============   ==========   ==========
       Investment income--net                             4.24%*+++++       3.32%+++++       2.90%+++++        3.67%        4.68%
                                                       ==============   ==============   ==============   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)        $      675,714   $      690,854   $      683,828   $ 823,981    $  645,820
                                                       ==============   ==============   ==============   ==========   ==========
       Portfolio turnover                              107.67%+++++++   234.92%+++++++   258.01%+++++++      287.00%      281.67%
                                                       ==============   ==============   ==============   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charges.

        ++ Based on average shares outstanding.

      ++++ On October 1, 2003, the Portfolio converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Master
           Portfolio, which has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Aggregate total investment return.

     +++++ Includes the Portfolio's share of the Master Portfolio's allocated expenses and/or investment income--net.

   +++++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Financial Highlights (concluded)                                                                              Core Bond Portfolio
                                                                                             Class R

                                                                                                                   For the Period
                                                                 For the Six                                         January 3,
                                                                 Months Ended             For the Year Ended         2003++ to
The following per share data and ratios have been derived         March 31,                 September 30,          September 30,
from information provided in the financial statements.               2006               2005            2004++++        2003
Per Share Operating Performance

       Net asset value, beginning of period                     $        11.68     $        11.84     $        11.74   $    11.49
                                                                --------------     --------------     --------------   ----------
       Investment income--net**                                            .22                .34                .32          .21
       Realized and unrealized gain (loss)--net                          (.25)              (.08)                .07          .35
                                                                --------------     --------------     --------------   ----------
       Total from investment operations                                  (.03)                .26                .39          .56
                                                                --------------     --------------     --------------   ----------
       Less dividends from investment income--net                        (.27)              (.42)              (.29)        (.31)
                                                                --------------     --------------     --------------   ----------
       Net asset value, end of period                           $        11.38     $        11.68     $        11.84   $    11.74
                                                                ==============     ==============     ==============   ==========

Total Investment Return

       Based on net asset value per share                            (.35%)+++              2.12%              3.39%     4.97%+++
                                                                ==============     ==============     ==============   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                     1.13%*+++++         1.10%+++++          .78%+++++       1.11%*
                                                                ==============     ==============     ==============   ==========
       Expenses                                                    1.19%*+++++         1.17%+++++          .78%+++++       1.11%*
                                                                ==============     ==============     ==============   ==========
       Investment income--net                                      3.80%*+++++         2.85%+++++         2.70%+++++       2.37%*
                                                                ==============     ==============     ==============   ==========

Supplemental Data

       Net assets, end of period (in thousands)                 $       34,696     $       27,460     $       13,716   $       46
                                                                ==============     ==============     ==============   ==========
       Portfolio turnover                                       107.67%+++++++     234.92%+++++++     258.01%+++++++      287.00%
                                                                ==============     ==============     ==============   ==========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ On October 1, 2003, the Portfolio converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Master
           Portfolio, which has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

       +++ Aggregate total investment return.

     +++++ Includes the Portfolio's share of the Master Portfolio's allocated expenses and/or investment income--net.

   +++++++ Portfolio turnover for the Master Portfolio.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements                               Core Bond Portfolio


1. Significant Accounting Policies:
The Core Bond Portfolio (the "Portfolio") is one of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio seeks to achieve its investment objective by investing all of its assets in Master Core Bond Portfolio (the "Master Portfolio"), of Master Bond Trust, a mutual fund that has the same investment objective and strategies as the Portfolio. The value of the Portfolio's investment in the Master Portfolio reflects the Portfolio's proportionate interest in the net assets of the Master Portfolio. The performance of the Portfolio is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Master Portfolio owned by the Portfolio at March 31, 2006 was 68.9%. The Portfolio offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Shares of Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--The Portfolio records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1(a) of the Master Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Portfolio records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2006, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio and Intermediate Term Portfolio was approximately $3,799,652,000.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements (continued)                   Core Bond Portfolio


FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. FAM has contractually agreed to waive the Portfolio's investment advisory fee in the amount of the Portfolio's share of the investment advisory fee paid by the Master Portfolio. For the six months ended March 31, 2006, FAM earned fees of $3,559,550 of which $636,751 were waived.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .50%
Class C                                  .25%                  .55%
Class R                                  .25%                  .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:


                                         FAMD                MLPF&S

Class A                              $ 47,899             $ 434,374
Class I                              $  9,713             $ 112,858


For the six months ended March 31, 2006, MLPF&S received contingent deferred sales charges of $115,892 and $41,832 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $53 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Portfolio's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM UK, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $41,698,386 and $300,568,513 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                7,728,244    $    89,243,294
Automatic conversion of shares             1,152,031         13,298,024
Shares issued to shareholders in
   reinvestment of dividends                 812,658          9,389,421
                                     ---------------    ---------------
Total issued                               9,692,933        111,930,739
Shares redeemed                         (10,248,768)      (117,963,589)
                                     ---------------    ---------------
Net decrease                               (555,835)    $   (6,032,850)
                                     ===============    ===============



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements (continued)                   Core Bond Portfolio


Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               20,905,660    $   245,781,409
Automatic conversion of shares             1,447,307         17,058,681
Shares issued to shareholders in
   reinvestment of dividends               1,085,827         12,794,431
                                     ---------------    ---------------
Total issued                              23,438,794        275,634,521
Shares redeemed                         (11,219,888)      (132,159,272)
                                     ---------------    ---------------
Net increase                              12,218,906    $   143,475,249
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                2,487,121    $    28,706,743
Shares issued to shareholders in
   reinvestment of dividends                 403,857          4,663,414
                                     ---------------    ---------------
Total issued                               2,890,978         33,370,157
                                     ---------------    ---------------
Automatic conversion of shares           (1,152,786)       (13,298,024)
Shares redeemed                          (4,155,880)       (47,955,370)
                                     ---------------    ---------------
Total redeemed                           (5,308,666)       (61,253,394)
                                     ---------------    ---------------
Net decrease                             (2,417,688)    $  (27,883,237)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                6,699,065    $    78,957,081
Shares issued to shareholders in
   reinvestment of dividends                 663,930          7,822,569
                                     ---------------    ---------------
Total issued                               7,362,995         86,779,650
                                     ---------------    ---------------
Automatic conversion of shares           (1,448,349)       (17,058,681)
Shares redeemed                          (8,586,115)      (101,193,823)
                                     ---------------    ---------------
Total redeemed                          (10,034,464)      (118,252,504)
                                     ---------------    ---------------
Net decrease                             (2,671,469)    $  (31,472,854)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                8,139,764    $    93,951,353
Shares issued to shareholders in
   reinvestment of dividends                 545,531          6,300,492
                                     ---------------    ---------------
Total issued                               8,685,295        100,251,845
Shares redeemed                          (3,055,962)       (35,266,999)
                                     ---------------    ---------------
Net increase                               5,629,333    $    64,984,846
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               17,528,641    $   206,659,943
Shares issued to shareholders in
   reinvestment of dividends                 557,630          6,568,541
                                     ---------------    ---------------
Total issued                              18,086,271        213,228,484
Shares redeemed                          (4,638,791)       (54,689,966)
                                     ---------------    ---------------
Net increase                              13,447,480    $   158,538,518
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                7,931,809    $    91,402,823
Shares issued to shareholders in
   reinvestment of dividends                 451,425          5,211,850
                                     ---------------    ---------------
Total issued                               8,383,234         96,614,673
Shares redeemed                          (8,146,500)       (94,070,321)
                                     ---------------    ---------------
Net increase                                 236,734    $     2,544,352
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               13,599,517    $   160,238,065
Shares issued to shareholders in
   reinvestment of dividends                 736,001          8,671,445
                                     ---------------    ---------------
Total issued                              14,335,518        168,909,510
Shares redeemed                         (12,978,398)      (152,923,772)
                                     ---------------    ---------------
Net increase                               1,357,120    $    15,985,738
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
March 31, 2006                                Shares             Amount

Shares sold                                1,347,325    $    15,581,707
Shares issued to shareholders in
   reinvestment of dividends                  54,985            635,098
                                     ---------------    ---------------
Total issued                               1,402,310         16,216,805
Shares redeemed                            (704,311)        (8,131,530)
                                     ---------------    ---------------
Net increase                                 697,999    $     8,085,275
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                1,981,579    $    23,372,004
Shares issued to shareholders in
   reinvestment of dividends                  55,175            650,293
                                     ---------------    ---------------
Total issued                               2,036,754         24,022,297
Shares redeemed                            (845,469)        (9,980,435)
                                     ---------------    ---------------
Net increase                               1,191,285    $    14,041,862
                                     ===============    ===============




CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements (concluded)                   Core Bond Portfolio


6. Capital Loss Carryforward:
On September 30, 2005, the Portfolio had a capital loss carryforward of $16,933,912, of which $1,225,262 expires in 2006, $2,499,201 expires in 2007,
$392,843 expires in 2008 and $12,816,606 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



Portfolio Information as of March 31, 2006           Master Core Bond Portfolio


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds                                   19.2%
Government & Agency Obligations                   17.0
Asset-Backed Securities                           15.3
Non-Government Agency Mortgage-Backed
   Securities                                     12.6
Government Agency Mortgage-Backed
   Securities                                      9.2
Preferred Securities                               1.5
Foreign Government Obligations                     0.8
Municipal Bond                                     0.2
Other*                                            24.2

 * Includes portfolio holdings in short-term investments and options.



                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                           47.8%
AA/Aa                                              7.6
A/A                                                5.6
BBB/Baa                                           10.5
BB/Ba                                              1.3
NR (Not Rated)                                     2.7
Other*                                            24.5

 * Includes portfolio holdings in preferred stocks, options and short-term investments.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments                              Master Core Bond Portfolio


                                                              (in U.S. dollars)

          Face
        Amount   Asset-Backed Securities++                            Value

                 ACE Securities Corp. (b):
USD  2,808,005       Series 2003-OP1 Class A2, 5.178%
                     due 12/25/2033                               $   2,810,374
     9,653,000       Series 2005-ASP1 Class M1, 5.498%
                     due 9/25/2035                                    9,709,029
    25,050,000       Series 2005-HE6 Class A2B, 5.018%
                     due 10/25/2035                                  25,053,427

     3,023,155   Aegis Asset Backed Securities Trust Series
                   2004-1 Class A, 5.168% due 4/25/2034 (b)           3,024,788

     4,459,733   Altius Funding Ltd. Series 2005-2A Class D,
                   7.58% due 12/05/2040 (a)(b)                        4,459,733

                 Ameriquest Mortgage Securities, Inc. (b):
    10,075,000       Series 2003-7 Class M1, 5.668%
                     due 8/25/2033                                   10,196,975
     7,550,000       Series 2004-R1 Class M2, 5.398%
                     due 2/25/2034                                    7,576,973


     9,749,858   Argent Securities, Inc. Series 2004-W11 Class A3,
                   5.178% due 11/25/2034 (b)                          9,758,394

                 Bear Stearns Asset Backed Securities, Inc. (b):
     7,450,631       Series 2004-HE9 Class 1A2, 5.188%
                     due 3/25/2032                                    7,458,299
    17,553,933       Series 2005-4 Class A, 5.148%
                     due 1/25/2036                                   17,553,779
    25,300,000       Series 2005-HE10 Class A2, 5.108%
                     due 8/25/2035                                   25,328,741
     9,857,000       Series 2005-SD1 Class 1A2, 5.118%
                     due 7/25/2027                                    9,881,096

     2,630,000   Buckingham CDO Ltd. Series 2005-2A Class E,
                   7.83% due 4/05/2041 (a)(b)                         2,630,000

     1,646,997   CIT Equipment Collateral Series 2003-VT1
                   Class A3A, 4.906% due 4/20/2007 (b)                1,647,378

                 California Infrastructure, Series 1997-1:
       665,302       PG&E-1 Class A7, 6.42% due 9/25/2008               668,137
       577,596       SCE-1 Class A6, 6.38% due 9/25/2008                580,278

                 Capital Auto Receivables Asset Trust:
       977,592       Series 2003-2 Class B, 5.029%
                     due 1/15/2009 (b)                                  978,623
     4,150,000       Series 2004-2 Class D, 5.82%
                     due 5/15/2012 (a)                                4,085,906

                 Countrywide Asset Backed Certificates (b):
     9,800,000       Series 2003-2 Class M1, 5.518%
                     due 6/26/2033                                    9,832,087
     2,093,748       Series 2003-BC3 Class A2, 5.128%
                     due 9/25/2033                                    2,095,963
     6,215,236       Series 2004-5 Class A, 5.268%
                     due 10/25/2034                                   6,255,368
     7,550,000       Series 2004-5 Class M2, 5.488%
                     due 7/25/2034                                    7,605,326
     8,950,000       Series 2004-13 Class AF4, 4.583%
                     due 1/25/2033                                    8,834,541
     9,365,000       Series 2004-13 Class MF1, 5.071%
                     due 12/25/2034                                   9,153,366



          Face
        Amount   Asset-Backed Securities++                            Value

USD  9,200,000   Credit-Based Asset Servicing and Securitization
                   Series 2005-CB2 Class AV2, 5.018%
                   due 4/25/2036 (b)                              $   9,203,019

     5,400,000   Duke Funding High Grade II-S/EGAM, Ltd.
                   Series 2006-1A Class D, 7.57%
                   due 10/04/2050 (a)(b)                              5,400,000

    13,036,000   Equifirst Mortgage Loan Trust Series 2004-2
                   Class M1, 5.368% due 7/25/2034 (b)                13,107,714

                 First Franklin Mortgage Loan Asset Backed
                 Certificates (b):
     1,567,928       Series 2003-FF5 Class A2, 5.468%
                     due 3/25/2034                                    1,564,269
    16,358,044       Series 2004-FF10 Class A2, 5.218%
                     due 12/25/2032                                  16,394,648
    23,628,615       Series 2005-FF10 Class A6, 5.168%
                     due 11/25/2035                                  23,633,008

    13,500,000   GE Dealer Floorplan Master Note Trust Series
                   2004-2 Class B, 5.066% due 7/20/2009 (b)          13,523,926

                 Home Equity Asset Trust (b):
    10,590,723       Series 2005-1 Class A2, 5.098%
                     due 5/25/2035                                   10,609,829
     7,622,084       Series 2005-3 Class 1A2, 5.068%
                     due 8/25/2035                                    7,623,052

    11,355,289   Irwin Home Equity Series 2005-C Class 1A1,
                   5.078% due 4/25/2030 (b)                          11,357,208

                 Long Beach Mortgage Loan Trust (b):
     2,281,509       Series 2002-4 Class 2A, 5.278%
                     due 11/26/2032                                   2,285,627
     3,937,277       Series 2004-1 Class A3, 5.118%
                     due 2/25/2034                                    3,939,743

    10,850,000   MBNA Credit Card Master Note Trust Series
                   2001-C3 Class C3, 6.55% due 12/15/2008            10,888,744

                 Morgan Stanley ABS Capital I, Inc. (b):
     6,200,000       Series 2003-NC5 Class M2, 6.818%
                     due 4/25/2033                                    6,235,506
     5,187,807       Series 2004-NC1 Class A2, 5.188%
                     due 12/27/2033                                   5,192,753
     3,037,340       Series 2004-NC2 Class A2, 5.118%
                     due 12/25/2033                                   3,040,757
    14,090,880       Series 2005-HE1 Class A2MZ, 5.118%
                     due 12/25/2034                                  14,111,109
     5,055,028       Series 2005-NC2 Class A1MZ, 5.068%
                     due 3/25/2035                                    5,054,980
     5,110,434       Series 2005-NC2 Class A2MZ, 5.068%
                     due 3/25/2035                                    5,110,386

                 New Century Home Equity Loan Trust (b):
     3,204,524       Series 2004-2 Class A3, 5.068%
                     due 8/25/2034                                    3,205,214
    11,416,390       Series 2004-3 Class A3, 5.208%
                     due 11/25/2034                                  11,432,032
    14,475,490       Series 2005-2 Class A2MZ, 5.078%
                     due 6/25/2035                                   14,477,747



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)

          Face
        Amount   Asset-Backed Securities++                             Value

                 Option One Mortgage Loan Trust (b):
USD  3,668,426       Series 2003-4 Class A2, 5.138%
                     due 7/25/2033                                $   3,673,539
     3,050,000       Series 2005-1 Class M5, 6.068%
                     due 2/25/2035                                    3,073,622

                 Park Place Securities, Inc., Series
                   2005-WCHI (b):
     6,230,971       Class A1B, 5.118% due 1/25/2035                  6,239,167
     4,837,898       Class A3D, 5.158% due 1/25/2035                  4,844,274

     3,470,000   Popular ABS Mortgage Pass-Through Trust Series
                   2005-1 Class M2, 5.507% due 5/25/2035              3,365,645

                 Residential Asset Mortgage Products, Inc. (b):
    17,250,000       Series 2004-RS11 Class A2, 5.088%
                     due 12/25/2033                                  17,282,325
    12,300,000       Series 2005-RS3 Class AI2, 4.988%
                     due 3/25/2035                                   12,326,572

     5,649,603   Residential Asset Securities Corp.
                   Series 2003-KS5 Class AIIB, 5.108%
                   due 7/25/2033 (b)                                  5,657,441

    21,500,000   Soundview Home Equity Loan Trust
                   Series 2005-OPT3 Class A4, 5.118%
                   due 11/25/2035 (b)                                21,518,337

                 Structured Asset Investment Loan Trust (b):
    14,750,000       Series 2003-BC6 Class M1, 5.568%
                     due 7/25/2033                                   14,807,411
    14,550,000       Series 2003-BC7 Class M1, 5.568%
                     due 7/25/2033                                   14,623,881
     4,897,000       Series 2004-8 Class M4, 5.818%
                     due 9/25/2034                                    4,923,954

     5,790,369   Structured Asset Securities Corp. Series
                   2004-23XS Class 2A1, 4.55% due 1/25/2035 (b)       5,731,358

    23,367,759   Wells Fargo Home Equity Trust Series 2004-2
                   Class A32, 5.158% due 2/25/2032 (b)               23,428,417

     1,653,210   Whole Auto Loan Trust Series 2004-1 Class D,
                   5.60% due 3/15/2011                                1,645,531

                 Total Asset-Backed Securities
                 (Cost--$528,371,993)--18.9%                        527,711,326



                 Government & Agency Obligations

                 Fannie Mae:
    46,913,000       4% due 2/28/2007                                46,442,463
    21,400,000       7.125% due 1/15/2030                            26,508,330
    15,400,000   Federal Home Loan Bank System, 2.75%
                   due 11/15/2006                                    15,177,978
                 U.S. Treasury Bonds:
     3,175,000       7.50% due 11/15/2016                             3,836,540
     1,935,000       8.125% due 8/15/2019                             2,510,964
     6,745,000       7.25% due 8/15/2022 (i)                          8,364,326
     1,395,000       6.25% due 8/15/2023                              1,582,127
     1,395,000       6.625% due 2/15/2027                             1,672,911
       540,000       5.375% due 2/15/2031                               568,434
    61,185,000       4.50% due 2/15/2036 (j)                         57,408,723



          Face
        Amount   Government & Agency Obligations                       Value

                 U.S. Treasury Inflation Indexed Bonds:
USD 15,250,851       3.875% due 1/15/2009                        $   15,966,925
    13,355,713       3.50% due 1/15/2011                             14,117,924
    31,770,756       1.625% due 1/15/2015                            29,982,412
                 U.S. Treasury Notes:
   205,000,000       4% due 8/31/2007 (j)                           202,605,600
       386,000       4.375% due 1/31/2008                               382,788
       995,000       3.75% due 5/15/2008                                973,623
     6,425,000       4.50% due 2/15/2009                              6,369,282
     1,580,000       3.875% due 5/15/2010                             1,523,959
     3,030,000       3.625% due 6/15/2010                             2,892,705
       685,000       4.125% due 8/15/2010                               666,136
       583,000       4.25% due 10/15/2010                               569,382
    60,745,000       4.25% due 1/15/2011 (j)                         59,238,220
       550,000       5% due 2/15/2011                                   554,469
    16,000,000       4.50% due 2/28/2011                             15,766,880
    30,690,000       4.50% due 11/15/2015 (j)                        29,781,300
    44,120,000       4.50% due 2/15/2016 (j)                         42,910,141

                 Total Government & Agency Obligations
                 (Cost--$595,262,386)--21.0%                        588,374,542



                 Government Agency
                 Mortgage-Backed Securities++

                 Fannie Mae Guaranteed Pass-Through Certificates:
    12,754,847       5.00% due 4/15/2036 (k)                         12,141,020
   135,939,000       5.5% due 4/15/2036 (k)                         132,668,036
     7,005,592       6.50% due 12/01/2028 - 3/01/2034                 7,167,364
                 Freddie Mac Mortgage Participation Certificates:
   105,011,467       5.00% due 4/15/2036 (k)                         99,892,158
    41,066,942       5.50% due  1/01/2021 - 2/01/2021                40,799,116
    17,708,792       5.50% due 1/01/2035 - 6/01/2035                 17,307,849
     1,144,766       6.00% due 5/01/2035                              1,145,514
     3,731,461       7.00% due 2/01/2031 - 4/01/2032                  3,843,127
                 Ginnie Mae MBS Certificates:
     3,261,418       6.50% due 4/15/2032                              3,381,964
       744,560       7.50% due 3/15/2032 - 4/15/2031                    781,187

                 Total Government Agency
                 Mortgage-Backed Securities
                 (Cost--$321,952,567)--11.4%                        319,127,335



                 Non-Government Agency
                 Mortgage-Backed Securities++

Collateralized Mortgage Obligations--5.0%

        23,511   BlackRock Capital Finance LP Series 1997-R2
                   Class AP, 6.081% due 12/25/2035 (a)(b)                23,511
        34,363   Collateralized Mortgage Obligation Trust Series 57
                   Class D, 9.90% due 2/01/2019                          34,582
                 Impac Secured Assets CMN Owner Trust Series
                   2004-3(b):
    13,670,656       Class 1A4, 5.218% due 11/25/2034                13,714,522
    10,300,000       Class M1, 5.418% due 11/25/2034                 10,345,651
    15,933,663   JPMorgan Mortgage Trust Series 2005-A2
                   Class 4A1, 5.211% due 4/25/2035 (b)               15,493,066
    14,558,140   Morgan Stanley Mortgage Loan Trust Series
                   2006-3AR Class 2A3, 5.919%
                   due 3/25/2036 (b)                                 14,596,806
        79,835   Ocwen Residential MBS Corp. Series 1998-R2
                   Class AP, 6.731% due 11/25/2034 (a)(b)                75,045



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)

          Face   Non-Government Agency
        Amount   Mortgage-Backed Securities++                          Value

Collateralized Mortgage Obligations (concluded)

USD 21,426,454   RAAC Series 2005-SP2 Class 2A, 5.118%
                   due 6/25/2044 (b)                             $   21,430,776
    17,186,963   RMAC Plc Series 2003-NS2A Class A2C, 5.29%
                   due 9/12/2035 (b)                                 17,229,111
    23,232,680   Residential Accredit Loans, Inc. Series
                   2005-QS12 Class A8, 5.168% due
                   8/25/2035 (b)                                     23,259,208
                 Structured Asset Securities Corp. (b):
     5,629,692       Series 2005-GEL2 Class A, 5.098%
                     due 4/25/2035                                    5,629,639
    14,098,953       Series 2005-OPT1 Class A4M, 5.168%
                     due 11/25/2035                                  14,098,821
                 Washington Mutual (b):
         2,342       Series 2000-1 Class B1, 8.818%
                     due 1/25/2040 (a)                                    2,341
     5,042,086       Series 2005-AR2 Class B4, 5.718%
                     due 1/25/2045                                    5,016,876
                                                                 --------------
                                                                    140,949,955

Commercial Mortgage-Backed Securities--10.6%

                 Banc of America Commercial Mortgage, Inc.:
    19,650,000       Series 2005-4 Class A5A, 4.933%
                     due 7/10/2045                                   18,731,897
    23,400,000       Series 2005-6 Class A4, 5.354%
                     due 9/10/2047 (b)                               22,826,164
    20,400,000   Banc of America Large Loan Series 2003-BBA2
                   Class A3, 5.069% due 11/15/2015 (b)               20,422,656
     6,350,000   Bear Stearns Commercial Mortgage Security
                   Series 2002-FL1A Class D, 5.28%
                   due 8/03/2014 (a)(b)                               6,351,984
    18,174,000   CS First Boston Mortgage Securities Corp.
                   Series 2005-C5 Class C, 5.10%
                   due 8/15/2038 (b)                                 17,345,426
        89,854   First Union National Bank-Bank of America
                   Commercial Mortgage Trust Series 2001-C1
                   Class A1, 5.711% due 3/15/2033                        89,773
       700,000   GMAC Commercial Mortgage Securities, Inc.
                   Series 2004-C3 Class AAB, 4.702%
                   due 12/10/2041                                       668,346
                 GS Mortgage Securities Corp. II:
    12,350,000       Series 2005-GG4 Class A2, 4.475%
                     due 7/10/2039                                   11,932,548
    16,300,000       Series 2006-GG6 Class A2, 5.506%
                     due 4/10/2038 (b)                               16,336,491
    16,300,000       Series 2006-GG6 Class A4, 5.553%
                     due 4/10/2038 (b)                               16,253,097
                 Greenwich Capital Commercial Funding Corp.:
    16,000,000       Series 2004-GG1 Class A4, 4.755%
                     due 6/10/2036                                   15,585,238
    25,591,000       Series 2005-GG5 Class B, 5.547%
                     due 4/10/2037 (b)                               24,987,342
                 JPMorgan Chase Commercial Mortgage
                 Securities Corp.:
    12,350,000       Series 2005-LDP2 Class A2, 4.575%
                     due 7/15/2042                                   11,959,860
    30,750,000       Series 2005-LDP4 Class A4, 4.918%
                     due 10/15/2042 (b)                              29,259,889
    13,700,000   LB-UBS Commercial Mortgage Trust:
                     Series 2005-C3 Class A5, 4.739%
                     due 7/15/2030                                   12,906,555
    12,997,000       Series 2005-C7 Class C, 5.35%
                     due 11/15/2040 (b)                              12,643,292




          Face   Non-Government Agency
        Amount   Mortgage-Backed Securities++                          Value

Commercial Mortgage-Backed Securities (concluded)

USD  1,042,908   Nationslink Funding Corp. Series 1999-2
                   Class A3, 7.181% due 6/20/2031                $    1,046,972
    57,300,000   Wachovia Bank Commercial Mortgage Trust
                   Series 2005-C22 Class A4, 5.261%
                   due 12/15/2044 (b)                                56,279,074
                                                                 --------------
                                                                    295,626,604

                 Total Non-Government Agency
                 Mortgage-Backed Securities
                 (Cost--$445,308,618)--15.6%                        436,576,559



                 Corporate Bonds

Aerospace & Defense--0.6%

     8,188,000   Goodrich Corp., 6.60% due 5/15/2009                  8,440,575
     3,640,000   Honeywell International, Inc., 5.70%
                   due 3/15/2036                                      3,538,080
     5,015,000   Raytheon Co., 8.30% due 3/01/2010                    5,489,615
                                                                 --------------
                                                                     17,468,270

Airlines--0.3%

     2,543,500   American Airlines, Inc. Series 2003-1, 3.857%
                   due 1/09/2012                                      2,421,707
     2,080,000   Continental Airlines, Inc. Series 2002-1,
                   6.563% due 8/15/2013                               2,146,836
     2,380,000   Southwest Airlines Co., 7.875% due 9/01/2007         2,456,893
                                                                 --------------
                                                                      7,025,436

Beverages--0.2%

                 Anheuser-Busch Cos., Inc.:
     1,810,000       5.95% due 1/15/2033                              1,812,217
     3,070,000       5.75% due 4/01/2036                              2,988,455
       185,000   Diageo Capital Plc, 3.50% due 11/19/2007               179,783
                                                                 --------------
                                                                      4,980,455

Biotechnology--0.7%

    19,970,000   Abgenix, Inc., 3.50% due 3/15/2007 (e)              19,770,300

Capital Markets--1.6%

     6,560,000   Credit Suisse First Boston USA, Inc., 4.70%
                   due 6/01/2009                                      6,433,444
     4,325,000   FBG Finance Ltd., 5.875% due 6/15/2035 (a)           3,935,266
                 Goldman Sachs Group, Inc.:
    11,820,000       5.70% due 9/01/2012                             11,877,812
     6,170,000       5.25% due 10/15/2013                             6,006,773
     2,620,000       6.125% due 2/15/2033                             2,604,791
     4,050,000   Jefferies Group, Inc., 6.25% due 1/15/2036           3,801,010
                 Mellon Funding Corp.:
       885,000       4.875% due 6/15/2007                               876,925
       250,000       6.40% due 5/14/2011                                260,295
     6,570,000   Morgan Stanley, 5.30% due 3/01/2013                  6,425,407
     2,035,000   State Street Bank & Trust Co., 5.30%
                   due 1/15/2016                                      1,986,836
                                                                 --------------
                                                                     44,208,559

Chemicals--0.4%

                 Cytec Industries, Inc.:
     5,975,000       5.50% due 10/01/2010                             5,842,863
     5,425,000       6% due 10/01/2015                                5,238,787
                                                                 --------------
                                                                     11,081,650



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)

          Face
        Amount   Corporate Bonds                                       Value

Commercial Banks--1.5%

USD  4,625,000   Bank of America Corp., 4.875% due 9/15/2012     $    4,477,074
     2,705,000   Bank One Corp., 8% due 4/29/2027                     3,287,725
     5,690,000   Barclays Bank Plc, 8.55% (a)(b)(c)                   6,401,978
     4,435,000   Corporacion Andina de Fomento, 6.875%
                   due 3/15/2012                                      4,693,986
     4,995,000   HSBC Bank USA NA, 5.875% due 11/01/2034              4,817,443
     1,670,000   Hudson United Bancorp, 8.20% due 9/15/2006           1,689,262
     6,095,000   Mizuho Capital Investment 1 Ltd.,
                   6.686% (a)(b)(c)                                   5,998,638
     3,940,000   PNC Funding Corp., 6.125% due 2/15/2009              4,011,420
     2,340,000   Popular North America, Inc., 3.875%
                   due 10/01/2008                                     2,244,823
     4,395,000   Shinsei Finance II (Cayman) Ltd.,
                   7.16% (a)(b)(c)                                    4,369,070
                                                                 --------------
                                                                     41,991,419

Commercial Services & Supplies--0.3%

                 Aramark Services, Inc.:
     2,355,000       6.375% due 2/15/2008                             2,386,114
     2,760,000       5% due 6/01/2012                                 2,623,314
     3,015,000   International Lease Finance Corp., 2.95%
                   due 5/23/2006                                      3,006,956
                                                                 --------------
                                                                      8,016,384

Communications Equipment--0.5%

     6,085,000   Cisco Systems, Inc., 5.50% due 2/22/2016             5,993,597
                 Harris Corp.:
     1,535,000       5% due 10/01/2015                                1,432,520
     5,185,000       6.35% due 2/01/2028                              5,250,502
                                                                 --------------
                                                                     12,676,619

Computers & Peripherals--0.2%

     4,320,000   International Business Machines Corp.,
                   5.875% due 11/29/2032                              4,270,877

Consumer Finance--0.6%

                 HSBC Finance Corp.:
     4,695,000       6.50% due 11/15/2008                             4,826,732
     1,905,000       5.875% due 2/01/2009                             1,931,500
     3,135,000   MBNA America Bank NA, 4.625%
                   due 8/03/2009                                      3,071,291
                 MBNA Corp.:
     3,240,000       6.25% due 1/17/2007                              3,264,780
       870,000       5.625% due 11/30/2007                              873,851
     2,750,000       4.625% due 9/15/2008                             2,708,923
                                                                 --------------
                                                                     16,677,077

Diversified Financial Services--3.1%

     2,900,000   CIT Group, Inc., 6% due 4/01/2036                    2,790,841
                 Citigroup, Inc.:
     1,150,000       5.75% due 5/10/2006                              1,150,829
     8,865,000       5.625% due 8/27/2012                             8,913,164
     4,730,000       5.85% due 12/11/2034                             4,645,669
     8,605,000   General Electric Capital Corp., 6.75%
                   due 3/15/2032                                      9,582,347
                 JPMorgan Chase & Co.:
        10,000       4.50% due 11/15/2010                                 9,622
     5,915,000       5.75% due 1/02/2013                              5,954,565
     4,760,000       4.75% due 3/01/2015                              4,479,065
     2,745,000       4.891% due 9/01/2015 (b)                         2,666,051
                 Links Finance Corp. (b):
     6,300,000       5.16% due 9/15/2010                              6,300,554
     6,300,000       Series 54, 5.16% due 9/15/2010                   6,300,554
     3,300,000       Series 55, 5.16% due 9/15/2010                   3,293,925



          Face
        Amount   Corporate Bonds                                       Value

Diversified Financial Services (concluded)

                 Sigma Finance Corp. (b)(h):
USD 21,350,000       7.249% due 8/15/2011                        $   21,350,000
     9,600,000       7.46% due 3/31/2014                              9,612,259
                                                                 --------------
                                                                     87,049,445

Diversified Telecommunication Services--1.1%

     2,760,000   BellSouth Corp., 6% due 11/15/2034                   2,574,084
     2,740,000   Deutsche Telekom International Finance BV,
                   8.25% due 6/15/2030                                3,277,673
     7,020,000   GTE Corp., 6.84% due 4/15/2018                       7,316,911
     5,070,000   SBC Communications, Inc., 6.45%
                   due 6/15/2034                                      4,990,457
     4,960,000   TELUS Corp., 7.50% due 6/01/2007                     5,072,081
     3,865,000   Telecom Italia Capital SA, 6% due 9/30/2034          3,477,031
     4,310,000   Verizon Global Funding Corp., 5.85%
                   due 9/15/2035                                      3,865,829
                                                                 --------------
                                                                     30,574,066

Electric Utilities--2.2%

                 AEP Texas Central Co.:
     3,555,000       6.65% due 2/15/2033                              3,690,318
     4,655,000       Series D, 5.50% due 2/15/2013                    4,568,263
     5,430,000   FirstEnergy Corp., 7.375% due 11/15/2031             6,031,497
                 Florida Power & Light Co.:
     2,740,000       5.40% due 9/01/2035                              2,523,904
     2,740,000       5.65% due 2/01/2037                              2,616,089
     3,280,000   Nevada Power Co., 6.65% due 4/01/2036 (a)            3,262,222
    15,300,000   PPL Capital Funding, 5.82% due 5/18/2006 (b)        15,301,010
     3,350,000   Progress Energy, Inc., 5.625% due 1/15/2016          3,286,330
     3,905,000   Public Service Co. of New Mexico, 4.40%
                   due 9/15/2008                                      3,789,955
     4,225,000   SPI Electricity & Gas Australia Holdings Pty Ltd.,
                   6.15% due 11/15/2013 (a)                           4,342,869
     4,480,000   Sierra Pacific Power Co., 6% due 5/15/2016 (a)       4,419,018
     4,050,000   Southern California Edison Co., 5.625%
                   due 2/01/2036                                      3,790,998
     2,460,000   Virginia Electric and Power Co. Series B, 6%
                   due 1/15/2036                                      2,332,019
     2,855,000   Westar Energy, Inc., 6% due 7/01/2014                2,896,903
                                                                 --------------
                                                                     62,851,395

Energy Equipment & Services--0.1%

     2,870,000   Weatherford International Ltd., 5.50%
                   due 2/15/2016                                      2,814,247

Food & Staples Retailing--0.1%

     3,865,000   Wal-Mart Stores, Inc., 5.25% due 9/01/2035           3,506,027

Food Products--0.4%

     6,005,000   Cadbury Schweppes US Finance LLC, 3.875%
                   due 10/01/2008 (a)                                 5,790,291
     4,470,000   Tyson Foods, Inc., 6.60% due 4/01/2016               4,415,068
                                                                 --------------
                                                                     10,205,359

Gas Utilities--0.1%

     3,980,000   Panhandle Eastern Pipe Line Series B, 2.75%
                   due 3/15/2007                                      3,880,663

Health Care Providers & Services--0.3%

     3,025,000   UnitedHealth Group, Inc., 5.80%
                   due 3/15/2036                                      2,880,614
     4,375,000   WellPoint, Inc., 5.85% due 1/15/2036                 4,133,623
                                                                 --------------
                                                                      7,014,237



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)

          Face
        Amount   Corporate Bonds                                       Value

Hotels, Restaurants & Leisure--0.1%

USD  2,760,000   Harrah's Operating Co., Inc., 5.625%
                   due 6/01/2015                                 $    2,644,560
       350,000   Hilton Hotels Corp., 7.625% due 12/01/2012             371,998
                                                                 --------------
                                                                      3,016,558

Household Durables--0.8%

     4,350,000   American Greetings, 6.10% due 8/01/2028              4,365,225
                 DR Horton, Inc.:
     5,960,000       5% due 1/15/2009                                 5,829,071
     3,085,000       6.875% due 5/01/2013                             3,142,218
     4,315,000       5.625% due 9/15/2014                             4,055,845
                 KB Home:
     6,185,000       5.75% due 2/01/2014                              5,654,278
       310,000       5.875% due 1/15/2015                               282,595
                                                                 --------------
                                                                     23,329,232

Industrial Conglomerates--0.2%

     4,330,000   Hutchison Whampoa International (03/33) Ltd.,
                   7.45% due 11/24/2033 (a)                           4,722,978

Insurance--1.6%

     5,020,000   AON Corp., 6.95% due 1/15/2007                       5,069,788
     5,520,000   Fund American Cos., Inc., 5.875% due 5/15/2013       5,423,505
       240,000   MassMutual Global Funding, LLC, 7%
                   due 7/07/2006                                        240,881
     8,335,000   Montpelier Re Holdings Ltd., 6.125%
                   due 8/15/2013                                      7,936,754
     5,950,000   NLV Financial Corp., 7.50% due 8/15/2033 (a)         6,239,372
       735,000   Principal Life Global Funding I, 3.625%
                   due 4/30/2008 (a)                                    710,103
     1,450,000   Prudential Financial, Inc., 4.104%
                   due 11/15/2006                                     1,440,597
     7,795,000   Prudential Holdings LLC, 8.695%
                   due 12/18/2023 (a)                                 9,486,359
     4,775,000   Willis Group North America, Inc., 5.625%
                   due 7/15/2015                                      4,651,824
     3,725,000   XL Capital Ltd., 6.375% due 11/15/2024               3,702,624
                                                                 --------------
                                                                     44,901,807

Media--1.6%

     2,745,000   Clear Channel Communications, Inc., 5.50%
                   due 9/15/2014                                      2,536,383
     6,000,000   Comcast Corp., 6.45% due 3/15/2037                   5,773,212
                 Cox Communications, Inc.:
     4,890,000       7.75% due 11/01/2010                             5,229,469
       145,000       7.125% due 10/01/2012                              152,114
     4,545,000   Lenfest Communications, Inc.,10.50%
                   due 6/15/2006                                      4,582,846
     2,605,000   Media General, Inc., 6.95% due 9/01/2006             2,614,203
                 News America, Inc.:
     4,500,000       6.40% due 12/15/2035 (a)                         4,302,603
     4,625,000       6.75% due 1/09/2038                              4,723,508
     8,360,000   Time Warner Companies, Inc., 9.125%
                   due 1/15/2013                                      9,679,141
     4,225,000   Time Warner Entertainment Co. LP, 8.375%
                   due 7/15/2033                                      4,863,026
                                                                 --------------
                                                                     44,456,505

Metals & Mining--0.5%

     2,745,000   Alcan, Inc., 5.75% due 6/01/2035                     2,554,714
     6,130,000   Textron Financial Corp., 2.75% due 6/01/2006         6,108,907
     5,935,000   Vale Overseas Ltd., 6.25% due 1/11/2016              5,838,556
                                                                 --------------
                                                                     14,502,177



          Face
        Amount   Corporate Bonds                                       Value

Multi-Utilities--0.6%

USD    750,000   Ameren Corp., 4.263% due 5/15/2007              $      740,085
     2,695,000   Consolidated Edison Co. of New York, 5.85%
                   due 3/15/2036                                      2,638,251
                 Dominion Resources, Inc.:
     3,000,000       5.95% due 6/15/2035                              2,765,985
     3,325,000       Series B, 5.049% due 5/15/2006 (b)               3,324,907
     6,015,000   Pacific Gas & Electric Co., 6.05%
                   due 3/01/2034                                      5,886,165
     2,835,000   Puget Energy, Inc., 5.483% due 6/01/2035             2,597,013
                                                                 --------------
                                                                     17,952,406

Office Electronics--0.3%

     9,570,000   Xerox Corp., 6.40% due 3/15/2016                     9,498,225

Oil, Gas & Consumable Fuels--1.8%

                 Consolidated Natural Gas Co.:
     2,875,000       5% due 12/01/2014                                2,695,410
       230,000       Series B, 5.375% due 11/01/2006                    229,963
     3,980,000   Enterprise Products Operating LP Series B, 5.75%
                   due 3/01/2035                                      3,540,926
     4,294,600   Kern River Funding Corp., 4.983%
                   due 4/30/2018 (a)                                  4,150,130
     1,740,000   Kinder Morgan Energy Partners LP, 5.35%
                   due 8/15/2007                                      1,732,607
     2,410,000   Motiva Enterprises LLC, 5.20%
                   due 9/15/2012 (a)                                  2,372,606
    15,500,000   Pemex Project Funding Master Trust, 6.21%
                   due 6/15/2010 (a)(b)                              15,910,750
     4,230,000   Petro-Canada, 5.95% due 5/15/2035                    4,032,205
     3,410,000   Talisman Energy, Inc., 5.85% due 2/01/2037           3,205,591
                 Texaco Capital, Inc.:
       885,000       8.625% due 6/30/2010                               997,460
        55,000       8.625% due 11/15/2031                               76,503
     8,610,000   Ultramar Diamond Shamrock Corp., 6.75%
                   due 10/15/2037                                     9,099,082
     3,785,000   XTO Energy, Inc., 6.10% due 4/01/2036                3,683,486
                                                                 --------------
                                                                     51,726,719

Paper & Forest Products--0.2%

                 Celulosa Arauco y Constitucion SA:
     3,940,000       8.625% due 8/15/2010                             4,344,559
     1,400,000       5.125% due 7/09/2013                             1,322,941
                                                                 --------------
                                                                      5,667,500

Pharmaceuticals--0.2%

        84,000   Eli Lilly & Co., 7.125% due 6/01/2025                   96,286
     4,325,000   Wyeth, 6% due 2/15/2036                              4,224,855
                                                                 --------------
                                                                      4,321,141

Real Estate--0.5%

                 Developers Diversified Realty Corp.:
     2,075,000       6.625% due 1/15/2008                             2,111,887
     2,752,000       5.375% due 10/15/2012                            2,678,849
     2,000,000       5.50% due 5/01/2015                              1,925,406
     1,545,000   Highwoods Properties, Inc., 7% due 12/01/2006        1,555,580
       310,000   iStar Financial, Inc., 5.65% due 9/15/2011             305,762
     1,913,000   Nationwide Health Properties, Inc., 6.59%
                   due 7/07/2038                                      1,932,067
     4,250,000   Westfield Capital Corp. Ltd., 5.125%
                   due 11/15/2014 (a)                                 4,056,867
                                                                 --------------
                                                                     14,566,418



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)

          Face
        Amount   Corporate Bonds                                       Value

Road & Rail--0.5%

USD  9,565,000   BNSF Funding Trust I, 6.613%
                   due 12/15/2055 (b)                            $    9,375,804
     2,085,000   Canadian National Railway Co., 6.90%
                   due 7/15/2028                                      2,340,817
     3,080,000   Norfolk Southern Corp., 7.05% due 5/01/2037          3,470,304
                                                                 --------------
                                                                     15,186,925

Software--0.2%

     5,990,000   Oracle Corp., 5.25% due 1/15/2016 (a)                5,746,165

Wireless Telecommunication Services--0.3%

     2,298,000   AT&T Wireless Services, Inc., 8.75%
                   due 3/01/2031                                      2,910,527
     2,970,000   America Movil SA de CV, 6.375%
                   due 3/01/2035                                      2,792,492
     2,710,000   Sprint Capital Corp., 8.75% due 3/15/2032            3,388,196
                                                                 --------------
                                                                      9,091,215

                 Total Corporate Bonds
                 (Cost--$680,631,922)--23.7%                        664,748,456



                 Foreign Government Obligations

EUR 12,504,000   Bundesobligation Series 143, 3.50%
                   due 10/10/2008                                    15,173,292
                 Mexico Government International Bond:
USD  7,180,000       9.875% due 2/01/2010                             8,185,200
     2,086,000       6.375% due 1/16/2013                             2,138,150
     2,380,000       5.875% due 1/15/2014                             2,363,340

                 Total Foreign Government Obligations
                 (Cost--$27,571,310)--1.0%                           27,859,982




State            Municipal Bonds

Texas--0.2%

     5,740,000   Dallas, Texas, General Obligation, Series C,
                   5.25% due 2/15/2024                                5,715,892

                 Total Municipal Bonds
                 (Cost--$5,740,000)--0.2%                             5,715,892



                 Preferred Securities

                 Capital Trusts

Commercial Banks--0.8%

     3,060,000   BAC Capital Trust VI, 5.625% due 3/08/2035           2,843,912
     7,625,000   HSBC Finance Capital Trust IX, 5.911%
                   due 11/30/2035 (b)                                 7,481,147
     4,395,000   MUFG Capital Finance 1 Ltd., 6.346%
                   due 7/29/2049                                      4,356,016
     7,290,000   USB Capital IX, 6.189% (b)(c)                        7,225,724
                                                                 --------------
                                                                     21,906,799



          Face
        Amount   Capital Trusts                                        Value

Electric Utilities--0.1%

USD  1,485,000   Alabama Power Capital Trust V, 5.50%
                   due 10/01/2042 (b)                            $    1,471,005

Oil, Gas & Consumable Fuels--0.1%

     3,055,000   Pemex Project Funding Master Trust, 7.375%
                   due 12/15/2014                                     3,261,213

                 Total Capital Trusts
                 (Cost--$27,033,360)--1.0%                           26,639,017



        Shares
          Held   Preferred Stocks

Electric Utilities--0.0%

         9,000   Duquesne Light Co., 6.50%                              463,050

Thrifts & Mortgage Finance--0.4%

       183,800   Fannie Mae, 7%                                       9,885,003

                 Total Preferred Stocks
                 (Cost--$10,673,875)--0.4%                           10,348,053



          Face
        Amount   Trust Preferred

Aerospace & Defense--0.5%

USD 15,510,000   RC Trust I, 7% due 5/15/2006                        15,395,760

                 Total Trust Preferred
                 (Cost--$15,570,875)--0.5%                           15,395,760

                 Total Preferred Securities
                 (Cost--$53,278,110)--1.9%                           52,382,830



                 Short-Term Securities

Commercial Paper**--16.2%

    37,400,000   Amsterdam Funding Corp., 4.63%
                   due 4/13/2006                                     37,351,899
    27,259,000   Atlantic Asset Securitization Corp., 4.67%
                   due 4/12/2006                                     27,227,175
    40,000,000   Barton Capital Corp., 4.75% due 5/03/2006           39,841,667
    15,000,000   Cancara Asset Securitization Ltd., 4.73%
                   due 4/21/2006                                     14,964,525
    22,269,000   Fairway Finance Co., LLC, 4.65% due 4/12/2006       22,243,112
    15,700,000   Greyhawk Funding LLC, 4.56% due 4/03/2006           15,700,000
    67,300,000   ING (U.S.) Funding LLC, 4.70% due 4/05/2006         67,282,427
    32,896,000   Kitty Hawk Funding Corp., 4.70%
                   due 4/03/2006                                     32,896,000
    92,300,000   New Center Asset Trust, 4.66% due 4/06/2006         92,264,157
   100,000,000   Rabobank USA Financial Corp., 4.62%
                   due 4/06/2006                                     99,961,500
     3,500,000   Thunder Bay Funding LLC, 4.77%
                   due 4/12/2006                                      3,495,826
                                                                 --------------
                                                                    453,228,288



    Beneficial
      Interest

USD382,448,750   Merrill Lynch Liquidity Series, LLC
                   Money Market Series, 4.75% (f)(g)(l)             382,448,750

                 Total Short-Term Securities
                 (Cost--$835,677,039)--29.8%                        835,677,038



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)

     Number of
     Contracts   Options Purchased                                     Value

Put Options Purchased--0.1%

        127+++   Pay a fixed rate of 5.95% and receive a
                   floating rate based on 3-month LIBOR,
                   expiring April 2007, broker JPMorgan
                   Chase Bank (d)                                $    1,317,879

                 Total Options Purchased
                 (Premiums Paid--$1,207,135)--0.1%                    1,317,879

                 Total Investments
                 (Cost--$3,495,001,080)--123.6%                   3,459,491,839



     Number of
     Contracts   Options Written                                       Value

Put Options Written--0.1%

         98+++   Receive a fixed rate of 6.07% and pay a
                   floating rate based on 3-month LIBOR,
                   expiring April 2007, Broker JPMorgan
                   Chase Bank (d)                                $  (1,618,501)

                 Total Options Written
                 (Premiums Received--$1,207,135)--(0.1%)            (1,618,501)

Total Investments, Net of Options Written
(Cost--$3,493,793,945*)--123.5%                                   3,457,873,338
Liabilities in Excess of Other Assets--(23.5%)                    (657,879,647)
                                                                 --------------
Net Assets--100.0%                                               $2,799,993,691
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of March 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   3,496,924,981
                                                  =================
    Gross unrealized appreciation                 $       4,231,556
    Gross unrealized depreciation                      (43,283,199)
                                                  -----------------
    Net unrealized depreciation                   $    (39,051,643)
                                                  =================


 ** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

 ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

+++ One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) The security is a perpetual bond and has no stated maturity date.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(e) Convertible security.

(f) Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
      Money Market Series                     $(3,617,625)     $453,892


(g) Security was purchased with the cash proceeds from securities loans.

(h) Restricted securities as to resale, representing 1.1% of net assets were as follows:


                                   Acquisition
    Issue                              Date         Cost          Value

    Sigma Finance Corp., 7.249%
       due 8/15/2011                2/13/2004   $ 21,350,000  $ 21,350,000
    Sigma Finance Corp., 7.46%
       due 3/31/2014                3/26/2004      9,600,000     9,612,259
                                                ------------  ------------
    Total                                       $ 30,950,000  $ 30,962,259
                                                ============  ============


(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j) Security, or a portion of security, is on loan.

(k) Represents or includes a "to-be-announced" transaction. The Master Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(l) Represents the current yield as of March 31, 2006.

  o For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Financial futures contracts purchased as of March 31, 2006 were as follows:


    Number of                       Expiration        Face          Unrealized
    Contracts      Issue               Date          Value        Depreciation

     1,352      5-Year U.S.
               Treasury Note        June 2006     $141,989,532    $  (790,032)


  o Financial futures contracts sold as of March 31, 2006 were as follows:


    Number of                       Expiration        Face          Unrealized
    Contracts      Issue               Date          Value        Appreciation

     4,012      10-Year U.S.
               Treasury Note        June 2006     $431,994,190    $  5,155,003
       792      2-Year U.S.
               Treasury Note        June 2006     $161,800,654         344,028
       454      30-Year U.S.
               Treasury Note        June 2006     $ 51,254,747       1,697,809
                                                                  ------------
    Total Unrealized Appreciation--Net                            $  7,196,840
                                                                  ============


  o Forward foreign exchange contracts as of March 31, 2006 were as follows:


    Foreign Currency                   Settlement                   Unrealized
    Sold                                  Date                    Depreciation

    EUR  12,944,255                    April 2006                 $  (110,192)
                                                                  ------------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$15,560,030)                  $  (110,192)
                                                                  ============



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)


  o Swaps outstanding as of March 31, 2006 were as follows:


                                                    Notional        Unrealized
                                                     Amount       Appreciation

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based
    on 1-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires April 2006                           $150,900,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers US Agency Index and
    pay a floating rate based on
    1-month LIBOR minus 0.05%

    Broker, Lehman Brothers
    Special Finance
    Expires April 2006                          $ 79,600,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.12%

    Broker, Lehman Brothers
    Special Finance
    Expires May 2006                            $139,100,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus 0.01%

    Broker, UBS Warburg
    Expires May 2006                            $174,800,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus 0.03%

    Broker, UBS Warburg
    Expires June 2006                           $202,400,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.13%

    Broker, Lehman Brothers
    Special Finance
    Expires August 2006                         $163,800,000               --



                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.13%

    Broker, Lehman Brothers
    Special Finance
    Expires January 2007                        $ 86,300,000               --

    Bought credit default protection
    on Aon Corp. and pay 0.37%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires January 2007                        $  5,525,000      $  (13,116)

    Pay a fixed rate of 2.8025% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires January 2007                        $  5,525,000          105,091

    Receive a fixed rate of 4.095%
    and pay a floating rate based
    on 3-month LIBOR

    Broker, Citibank, N.A.
    Expires September 2007                      $152,000,000      (2,458,583)

    Sold credit default protection
    on Sprint Capital Corp. and
    receive 1.50%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2008                      $  5,490,000          176,855

    Sold credit default protection
    on Comcast Cable
    Communications, Inc.
    and receive 1.15%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2008                      $  5,490,000          126,737

    Receive a fixed rate of 3.401%
    and pay 3.875% on Treasury
    Inflation Protected Securities
    (TIPS) adjusted principal

    Broker, JPMorgan Chase Bank
    Expires January 2009                        $ 16,302,000        (358,323)

    Sold credit default protection on
    Raytheon Co. and receive 0.73%

    Broker, JPMorgan Chase Bank
    Expires March 2009                          $  3,165,000           52,210



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows (continued):

                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Bought credit default protection
    on Boeing Capital Corp. and
    pay 0.48%

    Broker, JPMorgan Chase Bank
    Expires March 2009                          $  3,165,000       $ (35,616)

    Sold credit default protection
    on Nextel Communications, Inc.
    Class A and receive 1.72%

    Broker, JPMorgan Chase Bank
    Expires September 2009                      $  6,360,000          315,399

    Bought credit default protection
    on Hewlett-Packard Co. and
    pay 0.31%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2009                       $  6,270,000         (42,034)

    Bought credit default protection
    on Petroleos Mexicanos and
    pay 1.09%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2009                       $ 12,545,000        (181,325)

    Sold credit default protection on
    Mexico Government International
    Bond and receive 0.92%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2009                       $ 12,545,000          159,786

    Bought credit default protection
    on Morgan Stanley and pay 0.47%

    Broker, HSBC Bank USA
    Expires June 2010                           $  3,250,000         (34,648)

    Bought credit default protection
    on Valero Energy Corp. and
    pay 1.03%

    Broker, Deutsche Bank AG
    Expires June 2010                           $  3,250,000         (91,423)

    Bought credit default protection
    on Devon Energy Corp. and
    pay 0.48%

    Broker, Deutsche Bank AG
    Expires June 2010                           $  6,500,000         (71,799)

    Sold credit default protection
    on BellSouth Corp. and
    receive 0.26%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $  3,155,000           12,033



                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Bought credit default protection
    on Devon Energy Corp. and
    pay 0.50%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $  6,500,000      $  (76,752)

    Bought credit default protection
    on Valero Energy Corp. and
    pay 1.00%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $  3,250,000         (91,423)

    Bought credit default protection
    on Goldman Sachs Group, Inc.
    and pay 0.45%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $  3,155,000         (32,449)

    Bought credit default protection
    on JPMorgan Chase & Co. and
    pay 0.44%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2010                           $  3,155,000         (33,654)

    Sold credit default protection
    on Wells Fargo & Co. and
    receive 0.195%

    Broker, Deutsche Bank AG
    Expires June 2010                           $  3,155,000           12,642

    Sold credit default protection
    on Dow Jones CDX North America
    Investment Grade Index Series 4
    and receive 0.40%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $ 32,770,000          117,492

    Sold credit default protection
    on CSX Corp. and receive 0.34%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $  6,555,000           28,613

    Bought credit default protection
    on Sara Lee Corp. and pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $  6,555,000         (19,862)



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (continued)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows (continued):

                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Bought credit default protection
    on Brunswick Corp. and
    pay 0.60%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $  6,590,000     $   (36,785)

    Bought credit default protection
    on ConAgra Foods, Inc. and
    pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $  6,555,000         (40,929)

    Bought credit default protection
    on HJ Heinz Co. and pay 0.37%

    Broker, UBS Warburg
    Expires December 2010                       $  6,555,000           51,653

    Bought credit default protection
    on CVS Corp. and pay 0.48%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $  6,590,000         (73,960)

    Sold credit default protection
    on Goodrich Corp. and
    receive 0.44%

    Broker, UBS Warburg
    Expires December 2010                       $  6,555,000            9,819

    Bought credit default protection
    on RadioShack Corp. and
    pay 1.16%

    Broker, UBS Warburg
    Expires December 2010                       $  6,590,000         (11,849)

    Bought credit default protection
    on Campbell Soup Co. and
    pay 0.26%

    Broker, UBS Warburg
    Expires December 2010                       $  6,555,000         (21,723)

    Bought credit default protection
    on Kohl's Corp. and pay 0.39%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $  6,590,000         (46,209)

    Bought credit default protection
    on TJX Cos., Inc. and pay 0.57%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $  6,590,000        (100,339)

    Bought credit default protection
    on Limited Brands, Inc. and
    pay 1.065%

    Broker, UBS Warburg
    Expires December 2010                       $  6,590,000        (135,115)



                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Sold credit default protection
    on Lehman Brothers Holdings, Inc.
    and receive .271%

    Broker, UBS Warburg
    Expires December 2010                       $  6,555,000       $   14,421

    Sold credit default protection
    on Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive 0.45%

    Broker, Deutsche Bank AG
    Expires December 2010                       $ 33,735,000           66,699

    Bought credit default protection
    on Dow Jones CDX North America
    Investment Grade Index Series 5
    and pay 0.55%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 32,770,000        (190,040)

    Bought credit default protection
    on Dow Jones CDX North America
    Investment Grade Index Series 5
    and pay 0.45%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $ 16,480,000         (61,957)

    Sold credit default protection
    on Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive 0.45%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 32,960,000           79,508

    Sold credit default protection
    on Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 5 and receive 0.85%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 16,480,000          162,737

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 5 and receive 0.85%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $ 16,480,000          171,719

    Receive a fixed rate of 4.17% and
    pay 3.50% on Treasury Inflation
    Protected Securities (TIPS)
    adjusted principal

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires January 2011                        $ 14,075,000        (600,655)



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Schedule of Investments (concluded)                  Master Core Bond Portfolio


                                                              (in U.S. dollars)


    Swaps outstanding as of March 31, 2006 were as follows (concluded):

                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Bought credit default protection
    on Kohl's Corp. and pay 0.43%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $  6,725,000     $   (56,988)

    Bought credit default protection
    on Campbell Soup Co. and
    pay 0.25%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $  6,725,000         (17,465)

    Bought credit default protection
    on Sara Lee Corp. and pay 0.604%

    Broker, JPMorgan Chase Bank
    Expires March 2011                          $  6,725,000         (24,795)

    Bought credit default protection
    on Limited Brands, Inc. and
    pay 0.73%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $  6,725,000         (30,552)

    Sold credit default protection
    on Cytec Industries, Inc.
    and pay 0.85%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires March 2011                          $  6,505,000           37,983



                                                                   Unrealized
                                                    Notional     Appreciation
                                                      Amount   (Depreciation)

    Sold credit default protection
    on Federated Department
    Stores, Inc. and receive 0.38%

    Broker, JPMorgan Chase Bank
    Expires March 2011                          $  6,745,000      $    14,603

    Receive a floating rate based on
    1-month LIBOR plus 0.47%, which
    is capped at a fixed coupon of
    6.0%, and pay a floating rate
    based on 1-month LIBOR

    Broker, Credit Suisse First Boston
    Expires June 2011                           $146,250,000        (295,986)

    Receive a fixed rate of 4.95%
    and pay a floating rate based
    on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2017                          $ 28,400,000        (766,046)

    Pay a fixed rate of 5.11% and
    receive a floating rate based
    on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires April 2037                          $ 18,190,000          774,829
                                                                 ------------
    Total                                                        $(3,561,571)
                                                                 ============


  o Currency Abbreviations:
       EUR   Euro
       USD   U.S. Dollar


    See Notes to Financial Statements.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Statement of Assets and Liabilities                                                                    Master Core Bond Portfolio

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $370,839,750) (identified cost--$3,111,345,195)                                                  $ 3,075,725,210
       Investments in affiliated securities, at value (identified cost--$382,448,750)                                 382,448,750
       Options purchased, at value (premiums paid--$1,207,135)                                                          1,317,879
       Unrealized appreciation on swaps                                                                                 2,490,829
       Swap premiums paid                                                                                                 333,888
       Cash                                                                                                                34,755
       Receivables:
           Securities sold                                                                     $    31,368,133
           Interest                                                                                 16,085,105
           Contributions                                                                             4,686,497
           Swaps                                                                                       132,925
           Securities lending                                                                           46,880
           Principal paydowns                                                                           24,207
           Dividends                                                                                     7,313         52,351,060
                                                                                               ---------------
       Prepaid expenses                                                                                                    42,746
                                                                                                                  ---------------
       Total assets                                                                                                 3,514,745,117
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      382,448,750
       Options written, at value (premiums received--$1,207,135)                                                        1,618,501
       Unrealized depreciation on swaps                                                                                 6,052,400
       Unrealized depreciation on forward foreign exchange contracts                                                      110,192
       Swap premiums received                                                                                             624,306
       Payables:
           Securities purchased                                                                    277,978,249
           Withdrawals                                                                              31,706,998
           Swaps                                                                                    13,449,370
           Variation margin                                                                            285,375
           Investment adviser                                                                          143,397
           Other affiliates                                                                             60,972        323,624,361
                                                                                               ---------------
       Accrued expenses                                                                                                   272,916
                                                                                                                  ---------------
       Total liabilities                                                                                              714,751,426
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 2,799,993,691
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 2,833,174,901
       Unrealized depreciation--net                                                                                  (33,181,210)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 2,799,993,691
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Statement of Operations                                                                                Master Core Bond Portfolio

For the Six Months Ended March 31, 2006
Investment Income

       Interest                                                                                                   $    67,600,919
       Securities lending--net                                                                                            453,892
       Dividends                                                                                                          336,275
                                                                                                                  ---------------
       Total income                                                                                                    68,391,086
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       928,672
       Accounting services                                                                             387,376
       Interest from securities sold short                                                             381,528
       Custodian fees                                                                                   70,557
       Professional fees                                                                                35,325
       Pricing fees                                                                                     19,008
       Trustees' fees and expenses                                                                      17,027
       Printing and shareholder reports                                                                  1,003
       Other                                                                                            41,482
                                                                                               ---------------
       Total expenses                                                                                                   1,881,978
                                                                                                                  ---------------
       Investment income--net                                                                                          66,509,108
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                       (18,752,584)
           Futures contracts and swaps--net                                                       (12,679,395)
           Short sales--net                                                                          1,334,606
           Options written--net                                                                       (68,577)
           Foreign currency transactions--net                                                          543,195       (29,622,755)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (36,337,637)
           Futures contracts and swaps--net                                                          3,871,915
           Options written--net                                                                      (383,966)
           Foreign currency transactions--net                                                        (454,401)       (33,304,089)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (62,926,844)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     3,582,264
                                                                                                                  ===============

       See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Statements of Changes in Net Assets                                                                    Master Core Bond Portfolio

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                  March 31,        September 30,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $    66,509,108    $   107,950,389
       Realized gain (loss)--net                                                                  (29,622,755)         14,824,889
       Change in unrealized appreciation/depreciation--net                                        (33,304,089)       (33,001,657)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,582,264         89,773,621
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                 386,272,064        715,008,502
       Fair value of withdrawals                                                                 (461,690,704)      (659,703,618)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from capital transactions                    (75,418,640)         55,304,884
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (71,836,376)        145,078,505
       Beginning of period                                                                       2,871,830,067      2,726,751,562
                                                                                               ---------------    ---------------
       End of period                                                                           $ 2,799,993,691    $ 2,871,830,067
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                                   Master Core Bond Portfolio

                                                                             For the Six          For the         For the Period
                                                                             Months Ended        Year Ended     October 1, 2003++
The following ratios have been derived from                                   March 31,        September 30,     to September 30,
information provided in the financial statements.                                2006               2005               2004
Total Investment Return

       Total investment return                                                     .14%++++              3.13%          4.34%++++
                                                                            ===============    ===============    ===============

Ratios to Average Net Assets

       Expenses                                                                       .13%*               .10%               .10%
                                                                            ===============    ===============    ===============
       Investment income--net                                                        4.73%*              3.81%              3.39%
                                                                            ===============    ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                             $     2,799,994    $     2,871,830    $     2,726,752
                                                                            ===============    ===============    ===============
       Portfolio turnover                                                           107.67%            234.92%            258.01%
                                                                            ===============    ===============    ===============

         * Annualized.

        ++ Commencement of operations.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements                        Master Core Bond Portfolio


1. Significant Accounting Policies:
Master Core Bond Portfolio (the "Master Portfolio") is part of Master Bond Trust (the "Trust"). The Master Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Master Portfolio, subject to certain limitations. On October 1, 2003, the Master Portfolio received all of the net assets of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc., a registered investment company that converted to a master/feeder structure. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Master Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements (continued)            Master Core Bond Portfolio


* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold.
When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Master Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements (continued)            Master Core Bond Portfolio


(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Short sales--When the Master Portfolio engages in a short sale, an amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities as collateral for the short sales. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Master Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust, on behalf of the Master Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the Master Portfolio's net assets and Merrill Lynch Bond Fund, Inc. (the "Fund"), High Income and Intermediate Term Portfolios' net assets at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; .10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the six months ended March 31, 2006, the aggregate average daily net assets of the Master Portfolio, including the Fund's High Income Portfolio and Intermediate Term Portfolio, was approximately $4,691,428,000. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Master Portfolio. There is no increase in the aggregate fees paid by the Master Portfolio for these services.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Notes to Financial Statements (concluded)            Master Core Bond Portfolio


The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of March 31, 2006, the Master Portfolio lent securities with a value of $12,615,070 to MLPF&S or its affiliates. Pursuant to that order, the Master Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Master Portfolio, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended March 31, 2006, MLIM, LLC received $194,001 in securities lending agent fees.

In addition, MLPF&S received $489 in commissions on the execution of portfolio security transactions for Master Portfolio for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the Master Portfolio reimbursed FAM $32,306 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended March 31, 2006 were $3,112,835,060 and $2,990,621,550, respectively.


Transactions in call options written for the six months ended March 31, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of period                         2,872    $       746,399
Options written                                   --                 --
Options closed                                 (329)          (398,300)
Options expired                              (2,543)          (348,099)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                  --    $            --
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


Transactions in put options written for the six months ended March 31, 2006 were as follows:


                                          Number of            Premiums
                                          Contracts*           Received
Outstanding put options written,
   beginning of period                           329    $       992,250
Options written                                   98          1,207,135
Options closed                                 (329)          (992,250)
Options expired                                   --                 --
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  98    $     1,207,135
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master Portfolio pays a commitment fee of .07% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Master Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Master Portfolio did not borrow under the credit agreement during the six months ended March 31, 2006. On November 26, 2005, the credit agreement was renewed for one year under substantially the same terms.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Disclosure of Investment Advisory Agreeement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and the Master Core Bond Portfolio's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Boards

The Fund has entered into an investment advisory agreement with FAM pursuant to which FAM receives a fee for its services. The Fund invests all of its assets in the Trust. For the Fund, therefore, all portfolio management occurs at the Trust level. Pursuant to the terms of a separate Investment Advisory Agreement between the Trust and FAM, FAM provides investment advisory and certain corporate administrative services to the Trust and receives a fee as compensation for its services. FAM has contractually agreed to waive the Fund's investment advisory fee to assure that any fees charged under the Fund's Investment Advisory Agreement are for services that are in addition to, rather than duplicative of, services provided under the Trust's Investment Advisory Agreement. The investment advisory agreements between FAM and the Fund and the Trust are collectively referred to as the "Investment Advisory Agreements."

Every year, each Board considers approval of the investment advisory agreements and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board also annually reviews and considers approval of a sub-advisory agreement for the Fund and a sub-advisory agreement for the Trust, each between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). Each Board assesses the nature, scope and quality of the services provided to the Fund and/or the Trust by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to the Fund and the Trust are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and the Fund's/ Trust's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Disclosure of Investment Advisory Agreeement (continued)


Annual Consideration of Approval by the Board of Directors/Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements and the sub-advisory agreements, each Board requests and receives materials specifically relating to the Investment Advisory Agreements and/or the sub-advisory agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team regarding investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements, the sub-advisory agreements and other relationships with the Fund and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients such as institutional clients and retail insurance and offshore funds under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, each Board considered the sub-advisory agreement and Investment Advisory Agreement together. Each Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, the services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund and the Trust. Each Board did not identify any particular information as controlling, and each member of each Board may have attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's/Trust's Investment Advisory Agreements and the sub-advisory agreement in February 2006, the independent directors' and Boards' review included the following:

The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Fund and the Trust - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail front-end load intermediate investment grade debt funds, excluding outliers, for the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the third quintile for the one-, three- and five-year periods. Each Board also considered the Fund's performance based on annualized yields and noted that the Fund's yield was in the third quintile for the November 30, 2005 period, and in the fifth quintile for the prior year period. Each Board also considered that the Investment Adviser had agreed to continue its agreement to waive the Fund's investment advisory fee to assure that any fees charged under the Fund's Investment Advisory Agreement are for services that are in addition to, rather than duplicative of, services provided under the Trust's Investment Advisory Agreement. Considering these factors, each Board concluded that the nature and quality of the services of the Investment Adviser and the sub-adviser supported the continuation of the Investment Advisory Agreements.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Disclosure of Investment Advisory Agreeement (concluded)


The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Fund and the Trust. Each Board discussed with senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's taxable fixed income staff, noting the Investment Adviser has a management group within the taxable fixed income department dedicated to analyzing and investing in the types of securities held by the Trust, how that staff used technology to manage its taxable fixed income funds - including the Fund/Trust - and their investments, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel throughout the firm, including within the taxable fixed income management group. Each Board discussed these factors with senior management of the Investment Adviser and also discussed how the Investment Adviser's staffing and overall approach to taxable fixed income fund management affected the Fund/Trust. Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. Each Board noted that Mr. Maldari has over five years of experience in analyzing and investing in fixed income securities, both Mr. Pagano and Mr. Viola have over nine years of experience in analyzing and investing in fixed income securities, and Mr. Burger has over 14 years of experience in analyzing and investing in fixed income securities. Each Board concluded that the Investment Adviser and its investment staff and the Fund's/Trust's management team have extensive experience in analyzing and managing the types of investments used by the Fund/Trust and that the Fund/Trust benefits from that experience.

Management Fees and Other Expenses--Each Board reviewed the Fund's and the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compared the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients and retail insurance and offshore funds with similar investment mandates. It was noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Fund and the Trust. Each Board also noted that the Investment Adviser provides a number of services to mutual funds that are not provided to institutional funds, including detailed annual and semi-annual shareholder reports; quarterly portfolio holdings' comprehensive compliance regulations and procedures; periodic SEC filings; oversight and coordination with other service providers such as transfer agents; organizing and preparing Board materials for quarterly and interim meetings as required; and administering other operations such as tax-reporting. Each Board also noted that fees charged to retail insurance and offshore funds were generally comparable to fees charged to the Fund and the Trust. Each Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses, net of fees waived, were below the median of expenses of comparable funds as classified by Lipper. Each Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--Each Board considered the cost of the services provided to the Fund and/or the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund/Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Trust to participate in these economies of scale. Each Board noted that the Fund's and Trust's management fee rate includes a breakpoint schedule that reduces the Fund's/Trust's management fee rate as the Fund's/ Trust's assets increase. Each Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Boards of the Fund and of the Trust including all of the independent directors, approved the renewal of the existing Investment Advisory Agreements and sub-advisory agreements, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President
Patrick Maldari, Vice President
James J. Pagano, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.             MARCH 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust

By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: May 22, 2006